Exhibit 10.5

Dated 23 February 2015

(1)                                 PARTIES LISTED IN SCHEDULE 1 as EXISTING INVESTORS

(2)                                 PARTIES LISTED IN SCHEDULE 1 as NEW INVESTORS

(3)                                 ADAPTIMMUNE THERAPEUTICS LIMITED

(4)                                 ADAPTIMMUNE LIMITED

SHAREHOLDERS’ AGREEMENT

relating to ADAPTIMMUNE THERAPEUTICS

LIMITED

MAYER • BROWN

LONDON

i

THIS SHAREHOLDERS’ AGREEMENT is dated 23 February 2015 and made between:

(1)                                 Those Parties listed in Schedule 1 and identified as Existing Investors, (each an “Existing Investor” and together, the “Existing Investors”);

(2)                                 Those Parties listed in Schedule 1 and identified as New Investors, (each a “New Investor” and together, the “New Investors”);

(3)                                 ADAPTIMMUNE THERAPEUTICS LIMITED a company incorporated in England with registered number 9338148 whose registered office is at 91 Park Drive, Milton Park, Abingdon, Oxfordshire OX14 4RY, England (the “Company”); and

(4)                                 ADAPTIMMUNE LIMITED a company incorporated in England with registered number 6456741 whose registered office is at 91 Park Drive, Milton Park, Abingdon, Oxfordshire OX14 4RY (“Adaptimmune”),

(the Existing Investors, New Investors, the Company and Adaptimmune each a “Party” and together the “Parties”).

WHEREAS:

(A)                               The Existing Investors and the New Investors were previously shareholders in Adaptimmune. Pursuant to a share for share exchange agreement dated 23 February 2015 (the “Share Exchange Agreement”) the Existing Investors and New Investors agreed to transfer their respective entire holdings of shares in Adaptimmune to the Company wholly in consideration for the issue to them by the Company of shares in the Company in respect of and in proportion to their respective entire holdings of shares in Adaptimmune.

(B)                               The Existing Investors hold the number of Ordinary Shares set out against their respective names in Schedule 1 (Details of the Company).

(C)                               The New Investors hold the number of Series A Preferred Shares, set forth opposite each New Investor’s name in Schedule 1 (Details of the Company).

(D)                               The Existing Investors and New Investors have agreed to enter into this Shareholders’ Agreement in order to regulate the relationship between the Existing Investors and New Investors and confirm other aspects of the affairs of, and dealings with, the Company.

(E)                                Adaptimmune is a party to this Agreement for the purposes of terminating an amended and restated shareholders’ agreement between (1) the Existing Investors, (2) the New Investors and (3) Adaptimmune dated 23 September 2014 (the “2014 Shareholders’ Agreement”).

IT IS AGREED that:

1.                                      DEFINITIONS

1.1                               Words and expressions used in this Agreement have the meanings ascribed to them below, except to the extent that the context otherwise requires:

“Act” means the Companies Act 2006;

“Acting in Concert” has the meaning given to it in The City Code on Takeovers and Mergers published by the Panel on Takeovers and Mergers (as amended from time to time);

“Affiliate” means, with respect to any Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including without limitation any general partner, limited partner, member, manager, employee, managing member, officer or director of such Person, any venture capital fund, any mutual fund or other pooled investment vehicle now or hereafter existing that is advised or managed by the same investment adviser as, or an Affiliate of the investment adviser of, or controlled by one or more general partners or managing members of, or shares the same management company with, such Person. For the purposes of this definition only the term “control”, when used with respect to any Person means the power to direct the management policies of such Person, directly or indirectly whether through ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” shall be interpreted accordingly;

“Articles” means the articles of association of the Company adopted on or about the date of this Agreement (as amended from time to time);

“Assignment and Exclusive Licence” means the agreement dated 20 May 2013 between Adaptimmune and Immunocore Limited (as amended and supplemented from time to time);

“Associate” means, in relation to any Person, any Person who is connected with that Person within the meaning of sections 993 and 994 of the Income Tax Act 2007;

“Board” means the board of directors of the Company from time to time;

“Board Majority” has the meaning set forth in the Articles;

“Budget” has the meaning set out in the Series A Preferred Share Purchase Agreement, as such budget may be updated by the Board from time to time;

“Business” means the business of the Company as carried on by it from time to time;

“Business Day” means a day (other than a Saturday, Sunday or bank or public holiday in England and Wales) on which banks are open for ordinary banking business in London;

“Businesses” means all and any trades or other commercial activities of any Group Member:

(a)                                 with which the relevant Shareholder shall have been concerned or involved to any material extent at any time during the period of nine months prior to the Termination Date and which the relevant Group Member shall carry on with a view to profit; or

(b)                                 which the relevant Group Member shall at the Termination Date have determined to carry on with a view to profit in the immediate or foreseeable future and in relation to which the relevant Shareholder shall at the Termination Date possess any Confidential Business Information;

“Company Intellectual Property” has the meaning given in the Series A Preferred Share Purchase Agreement;

“Competitor” has the meaning given to it in the Articles;

“Completion” means completion of the transactions contemplated by the Share Exchange Agreement;

“Confidential Business Information” means all and any Corporate Information, Marketing Information, Technical Information, information about Employees and other information (whether or not recorded in documentary form or on computer disk or tape) which, in each case:

(a)                                 is of a commercially sensitive or confidential nature or information in respect of which a Group Member owes an obligation of confidentiality to any third party:

(b)                                 the relevant Person shall acquire or has acquired at any time as a result of being a shareholder, director or employee of, or a consultant to, a Group Member; and

(b)                                 is not readily ascertainable to Persons not connected with the relevant Group Member either at all or without a significant expenditure of labour, skill or money;

“Connected” means, in relation to an individual, that the relevant individual is an employee, a director or shareholder of, or a consultant to, a Group Member;

“Corporate Information” means all and any information (whether or not recorded in documentary form or on computer disk or tape) relating to the business methods, corporate plans, management systems, finances, maturing new business opportunities or research and development projects of any Group Member;

“Customer” means any Person with whom the relevant Shareholder shall have had contact or about whom he became aware of or informed whilst that Shareholder was Connected with a Group Member and:

(a)                                 who shall at the Termination Date be negotiating with a Group Member for the supply of any Restricted Products or the provision of any Restricted Services; or

(b)                                 to whom a Group Member shall at any time during the period of nine months prior to the Termination Date have supplied any Restricted Products or provided any Restricted Services;

“Deed of Adherence” means a deed of adherence to this Agreement in the form set out at Schedule 2, subject to such amendments to such form as the Board and Shareholders may approve;

“Employee” means any Person who shall have been, at any time during the period of nine months ending on the Termination Date, employed or engaged (including as a consultant) by a Group Member in a senior management, senior sales, senior technical or research and development position and who, by reason of such a position, possesses any Confidential Business Information or is likely to be able to solicit the custom of any Customer or to induce any Customer to cease dealing with the relevant Group Member, were he to accept any employment or engagement offered by such Group Member;

“Enforcement Action” means any formal allegation, voluntary disclosure, investigation, prosecution or other enforcement action related to the FCPA, the UK Bribery Act or any other anti-corruption law;

“Exempted Securities” has the meaning given to it in the Articles;

“Existing Investor” means those Parties defined as such at the beginning of this Agreement;

“Existing Investor Director” has the meaning given in Clause 5.1;

“Fidelity” means Beacon Bioventures Fund III Limited Partnership;

“Fidelity Letter” has the meaning given in the Share Exchange Agreement;

“Foreign Private Issuer” has the meaning given in the Investors’ Rights Agreement;

“Founder Members” means together James Noble, Bent Jakobsen and Helen Katrina Tayton-Martin;

“Group” means the group of companies consisting of the Company and any company which is a subsidiary or subsidiary undertaking of the Company at any time (including any overseas companies or undertakings);

“Group Member” means a company in the Group and, for the avoidance of doubt, includes the Company whether or not it has any subsidiaries;

“GSK Agreement” means the collaboration and licence agreement between Adaptimmune and GlaxoSmithKline Intellectual Property Development Ltd dated 30 May 2014 (as amended and supplemented from time to time);

“Independent Director” means any independent non-executive director appointed to the Board in accordance with Clause 5.3;

“Investor” means any of the Existing Investors and/or any of the New Investors and/or any other Person who is designated as an Investor in a Deed of Adherence executed by him for so long as, in each case, he remains a Shareholder;

“Investor Director” has the meaning given in the Articles;

“Investors’ Rights Agreement” means the agreement among the Company and the New Investors in the agreed form to be dated on or around the date of this Agreement;

“Listing” has the meaning given to it in the Articles;

“Major Investor” has the meaning set forth in the Articles;

“Marketing Information” means all and any information (whether or not recorded in documentary form or on computer disk or tape) relating to the marketing or sales of any past, present or future product or service of a Group Member including, sales targets and statistics, market research reports, sales techniques, price lists, discount structures, advertising and promotional material, the names, addresses, telephone numbers, contact names and identities of customers and potential customers, commercial, technical contacts of and suppliers and potential suppliers or consultants to a Group Member, the nature of their business operations, their requirements for any product or service sold or purchased by a Group Member and all confidential aspects of their business relationship with the relevant Group Member;

“Material Interest” means:

(a)                                 the holding of any position as director, officer, employee, consultant, partner, principal or agent;

(b)                                 the direct or indirect control or ownership (whether jointly or alone) of any shares (or any voting rights attached to them) or debentures save for the ownership for investment purposes only of not more than 3 per cent of the issued ordinary share capital of any company whose shares are listed on any Recognised Investment Exchange; or

(c)                                  the direct or indirect provision of any financial assistance;

“NEA” means New Enterprise Associates, 14 L.P.;

“New Investor” means those Parties defined as New Investors at the beginning of this Agreement;

“New Securities” has the meaning given to it in the Articles;

“Option Exchange” has the meaning given in the Articles;

“Option Scheme” has the meaning given in the Articles;

“OrbiMed” means OrbiMed Private Investments V L.P;

“Ordinary Majority” means Existing Investors holding between them in excess of fifty percent (50%) of the total number of Ordinary Shares held by the Existing Investors from time to time;

“Ordinary Shares” means ordinary shares of £0.001 each in the capital of the Company;

“Parties” means the parties to this Agreement and Party means any one of them, including any other member of the Company to whom Shares are transferred or issued in accordance with the Articles and who agrees to be bound by this Agreement by executing a Deed of Adherence;

“Person” means any natural person, corporation, limited liability company, joint stock company, joint venture, partnership, enterprise, trust, unincorporated organisation or any other entity or organisation;

“Preferred Majority” means those Investors who between them hold Series A Preferred Shares representing at least fifty-five percent (55%) of the total number of votes of Series A Preferred Shares capable of being cast by the Investors at a general meeting of the Company calculated on an as-converted basis in accordance with Article 3.2.4(b) of the Articles;

“Qualified Public Offering” has the meaning given to it in the Articles;

“Recognised Investment Exchange” has the meaning given to it in the Articles;

“Restricted Period” means (a) in relation to the Existing Investors the period commencing on the date of this Agreement and ending 9 months after the Termination Date; and (b) in relation to Founder Members the period commencing on the date of this Agreement and ending 12 months after the Termination Date;

“Registrable Securities” means (a) the Ordinary Shares issuable or issued upon conversion of the Series A Preferred Shares; and (b) any Ordinary Shares issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in (a) above;

“Restricted Products” means all and any products of a kind which shall be dealt in, produced, marketed or sold by a Group Member in the ordinary course of the Businesses;

“Restricted Services” means all and any services of a kind which shall be provided by a Group Member in the ordinary course of the Businesses;

“Restricted Supplies” means any goods or services supplied to any Group Member in the ordinary course of the Businesses on terms which as to the nature of the supplies and/or the terms of supply are unique to the relationship between the supplier and the relevant Group Member;

“Sale” has the meaning given to it in the Articles;

“Series A Preferred Shares” means the new Series A Preferred Shares of £0.001 each in the capital of the Company having the rights set out in the Articles;

“Series A Preferred Share Purchase Agreement” means the agreement among Adaptimmune and the New Investors pursuant to which the New Investors subscribed for series A preferred shares in Adaptimmune dated 23 September 2014;

“Service Agreements” means the service agreements, employment contracts or agreements for service between the Company and any Key Employee (as defined in the Series A Preferred Share Purchase Agreement);

“Share” means a share in the capital of the Company for the time being in issue;

“Shareholder” means a holder of Shares;

“Shareholder Majority” means Shareholders who between them hold Shares representing at least a majority of the total number of votes of the outstanding Shares capable of being cast by the Shareholders at a general meeting of the Company calculated on an as-converted basis in accordance with Article 3.2.4(b) of the Articles;

“Special Majority” means the approval in writing of both (a) a Preferred Majority, and (b) a Board Majority;

“Special Board Matter” means any matter, transaction or other course of action (including without limitation any amendment of the Articles) relating to the implementation of:

(a)                                 a Listing; or

(b)                                 a Sale,

in circumstances where it is intended to invoke the provisions of Clauses 6.3 and 6.4;

“Special Shareholder Matter” means any matter, transaction or other course of action relating to the implementation of:

(a)                                 any amendment proposed to be made to the Articles, including without limitation in relation to a further financing of the Company; or

(b)                                 any amendment to or variation of this Agreement, or any waiver of any provision of this Agreement,

in circumstances where it is intended to invoke the provisions of Clauses 6.3 and 6.4;

“Supplier” means any Person with whom the relevant Shareholder shall have dealt or of whom or of which he shall have knowledge by virtue of his duties in the nine months preceding the relevant date and who has during the period of nine months preceding the relevant date provided, or been in negotiations to provide, Restricted Supplies to any Group Member;

“Technical Information” means all and any trade secrets, source codes, computer programs, inventions, designs, know-how discoveries, research and development techniques or processes, data created as a result of or in relation to such research and development techniques or processes, technical specifications and other technical information (whether or not recorded in documentary form or on computer disk or tape) relating to the creation, production or supply of any past, present or future product or service of a Group Member;

“Termination Date” means the date on which the relevant Shareholder ceases to be a Shareholder;

“Transaction Documents” means this Agreement, the Investors’ Rights Agreement and the Share Exchange Agreement;

“UK Bribery Act” means the Bribery Act 2010; and

“Wellington Letter” has the meaning given in the Share Exchange Agreement.

1.2                               Words and expressions defined in the Act (except words and expressions expressly defined in this Agreement) shall have the same respective meanings wherever used in this Agreement except in so far as the context otherwise requires.

1.3                               References in this Agreement to statutory provisions shall (where the context so admits and unless otherwise expressly provided) be construed as references to those provisions as amended, consolidated, extended or re-enacted from time to time, and to the corresponding provisions of any earlier legislation (whether repealed or not) directly or indirectly amended consolidated extended or replaced thereby or re-enacted and to any orders regulations instruments or other subordinate legislation made under relevant statute provided that, as between the Parties, that amendment, consolidation, extension or re-enactment shall not apply to the extent that it would impose any new or extended obligation, liability or restriction on, or otherwise adversely affect the rights of, any of the Parties.

1.4                               In this Agreement:

(a)                                 clause headings are included for convenience only and shall not affect the construction of this Agreement;

(b)                                 words denoting the singular shall include the plural and vice versa;

(c)                                  words denoting one gender shall include each gender and all genders;

(d)                                 references to Recitals, Clauses, Schedules and Parties are references to recitals, clauses, schedules and parties to or of this Agreement;

(e)                                  references to paragraphs in a Schedule are, unless otherwise expressly provided, references to paragraphs of the Schedule in which the references appear;

(f)                                   references to documents being in agreed form mean in the form initialled by or on behalf of the Parties for the purpose of identification;

(g)                                  references to a Shareholder include that Shareholder’s successors in title, assignees, estate and permitted assignees (in each case who shall have adhered to this Agreement in accordance with its terms) and legal and personal representatives; and

(h)                                 references in this Agreement to writing include any method of reproducing words in a legible and non-transitory form but excludes electronic mail.

1.5                               The Recitals and the Schedules shall be deemed to be incorporated in this Agreement.

1.6                               In this Agreement any phrase introduced by the terms “including”, “include”, “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms.

2.                                      COMMENCEMENT OF THIS AGREEMENT AND TERMINATION OF 2014 SHAREHOLDERS’ AGREEMENT

2.1                               The provisions of this Agreement shall come into force at, and in connection with, the completion of the transactions contemplated by the Share Exchange Agreement.

2.2                               With effect from the commencement of this Agreement:

(a)                                 each of the Parties undertakes to and covenants with the other Parties to comply with the provisions of and to perform all its obligations in this Agreement; and

(b)                                 each Party shall have the benefit of the provisions of this Agreement relevant to it.

2.3                               With effect from the commencement of this Agreement:

(a)                                 those Parties being parties to the 2014 Shareholders’ Agreement hereby agree that the 2014 Shareholders’ Agreement shall terminate; and

(b)                                 each such Party waives its rights and releases and discharges the other relevant Parties from their respective contractual and other legal obligations and liabilities whether known or unknown arising under or in connection with the 2014 Shareholders’ Agreement.

3.                                      THE COMPANY’S BUSINESS

3.1                               The Company shall:

(a)                                 carry on and conduct its business and affairs in a proper and efficient manner and for its own benefit in accordance with the provisions of this Agreement and in the general manner contemplated by the Budget;

(b)                                 transact all its business on arm’s length terms;

(c)                                  other than in the ordinary course of business, not enter into any agreement or arrangement restricting its competitive freedom to:

(i)                                     provide and take goods and services by such means and from and to such Persons as it may think fit; or

(ii)                                  enter into any agreements, arrangements, collaborations or relationships with such Persons or bodies as it thinks appropriate;

(d)                                 procure that all business of the Company, other than routine day-to-day business and business that has been delegated by the Board to individual office holders, shall be undertaken and transacted by the Board;

(e)                                  procure that the business of the Company shall be carried on in a manner that is consistent with the policies laid down from time to time by the Board and the Businesses and any further expansion, development or evolution of the

Businesses, or any other businesses of the Group, will be effected only through the Company or another Group Member;

(f)                                   maintain with a well-established and reputable insurer adequate insurance against all risks usually insured against by companies carrying on the same or a similar business and (without prejudice to the generality of the foregoing) for the full replacement or reinstatement value of all its assets of an insurable nature (including key person insurance if the Board determines such insurance to be in the best interests of the Company);

(g)                                  at all times:

(i)                                     maintain proper accounting and other financial records;

(ii)                                  maintain effective and appropriate control systems in relation to the financial, accounting and record-keeping functions of the Company; and

(iii)                               ensure that the annual accounts of the Company comply with the requirements of the Act and all current statements of standard accounting practice and financial reporting standards applicable to a company incorporated in England and Wales of the same size and status as the Company;

(h)                                 procure that if the Company requires any approval, consent or licence for the carrying on of its business in the places and in the manner in which it is from time to time carried on or proposed to be carried on, the Company will use reasonable endeavours to maintain the same in full force and effect;

(i)                                     take such action as is reasonable and prudent:

(A)                               to protect the Company’s assets including the Company Intellectual Property;

(B)                               to procure that Adaptimmune enforces its rights under each of the Assignment and Exclusive Licence, the Service Agreements and the GSK Agreement; and

(C)                               to comply with its obligations under the Transaction Documents;

(j)                                    not, without the prior written consent of the Board, do any act or thing within the Company’s power and control which will result in the Company ceasing to be a Foreign Private Issuer, and the expression “the Company”, where used above in this Clause 3.1, shall be deemed to include each of the other companies in the Group from time to time to the intent and effect that the provisions of Clause 3.1 shall apply in relation to each such company as they apply in relation to the Company, save for those provisions which expressly or by implication relate only to the Company

3.2                               The Parties acknowledge their intention to work towards a Qualified Public Offering within 12 calendar months of 23 September 2014.

3.3                               In the event the Company effects a Listing outside the US (for example on the London Stock Exchange), the Company shall procure that all Registrable Securities will be freely transferable on the relevant Recognised Investment Exchange with effect from closing of the Listing, subject always to compliance with any restrictions on transfer required by any underwriter(s) or resulting from law or regulation applicable to an Investor.

4.                                      CORPORATE AFFAIRS

4.1                               Save where a Board meeting is required to be held on shorter notice where the giving of notice pursuant to this Clause would be prejudicial to the interests of the Company or the Investors, all directors shall be given 10 Business Days’ notice of all meetings of the Board.

4.2                               The Board shall initially be comprised of up to seven (7) directors, and may in future be increased up to ten (10) directors by further appointments made in accordance with the Articles and Clause 5.8 herein.

4.3                               The quorum for any meeting of the Board shall be four directors (and shall not require the physical attendance in the same room of the directors but shall include directors attending via electronic or other telecommunications means) including at least one Investor Director and at least one Existing Investor Director.

4.4                               If any meeting of the Board is adjourned because a quorum is not present then all directors shall, save where a Board meeting is required to be held on shorter notice where the giving of notice pursuant to this Clause would be prejudicial to the interests of the Company or the Investors, be given at least 10 Business Days’ notice of time appointed for the adjourned meeting at which the same business is to be transacted.

4.5                               If at the adjourned meeting of the Board referred to in Clause 4.4 a quorum is not present within one hour from the time appointed for the meeting, the directors present will form a quorum.

4.6                               The Company shall hold a formal meeting of the Board at least once in every three calendar months with a minimum of at least four board meetings in each calendar year.

4.7                               Until such time as the Company’s shares have been listed or admitted to trading on a Recognised Investment Exchange and without prejudice to the provisions of the Investors’ Rights Agreement or the Articles with respect to the rights of any Major Investor, the Company shall provide to each Existing Investor:

(a)                                 copies of the profit and loss account and balance sheet of the Company in respect of each financial year as soon as they become available and in any event not later than one hundred and twenty days from the end of each accounting reference period;

(b)                                 a quarterly high level summary report by the chief executive officer;

(c)                                  the annual budgets (following approval by the Board); and

(d)                                 as soon as reasonably practicable such further information as may from time to time be considered as being reasonably necessary to share with Investors as to any matter relating to the business, financial position and the affairs of the Group.

4.8                               Until such time as the Company’s Shares have been listed or admitted to trading on a Recognised Investment Exchange the Company shall permit each Existing Investor, at such Existing Investor’s expense, to:

(a)                                 visit and inspect the Company’s properties;

(b)                                 examine its books of account and records; and

(c)                                  discuss the Company’s affairs, finances, and accounts with its officers, during normal business hours of the Company as may be reasonably requested by such Existing Investor, provided, however, that the Company shall not be obligated pursuant to this Clause 4.8 to provide access to any information that it reasonably and in good faith considers to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in form acceptable to the Company) or the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.

4.9                               If the Company fails to provide the information in Clause 4.7 by the times set out above.

(a)                                 any Existing Investor may with the prior written consent of the Chairman which shall not be unreasonably withheld or delayed, give notice to the Company that if the Company fails to provide such information within 10 Business Days of the date of the notice the relevant Existing Investor will appoint a firm of accountants to produce such financial information at the Company’s reasonable expense and if the Company fails to provide the information within such period then the relevant Existing Investor may make such appointment; and

(b)                                 the Company will provide any information reasonably required by the accountants for this purpose.

4.10                        The Shareholders acknowledge that Schedule 3 sets out worked examples as to the intended operation of Articles 3.2.6 and 3.2.7 of the Articles and that such Articles should be interpreted to give effect to their intended operation in accordance with the worked examples in the event of any doubt or dispute arises concerning their operation, it being recognised that such worked examples assume an aggregate number of 1,758,418 Series A Preferred Shares in issue and a subscription price of £35.5702 per share, rather than 175,841,800 Series A Preferred Shares in issue and a subscription price of £0.355702 per share.

5.                                      BOARD REPRESENTATION

5.1                               An Ordinary Majority may appoint up to three directors to the Company and may remove from office any person so appointed and (subject to such removal) may appoint another person in his place (each such director, an “Existing Investor Director”). Such appointments and removals shall be made by notice in writing to the Company signed by or on behalf of the relevant Ordinary Majority, following which such appointments and removals as applicable shall be promptly effected by the Board pursuant to Article 18.2.2 of the Articles and the holders of a majority of the Series A Preferred Shares shall be deemed to have consented in writing to such appointments for the purposes of that Article. The initial Existing Investor Directors deemed to have been appointed pursuant to this Clause 5.1 shall be James Noble as Chief Executive Officer, Jonathan Knowles as Chairman and Ian Laing.

5.2                               The New Investors agree that the rights under Article 18.3 of the Articles to appoint up to three Investor Directors shall be exercised in accordance with this Clause 5.2:

(a)                                 for so long as NEA (or its Affiliates) holds not less than sixty-six percent (66%) of the original Series A Preferred Shares allotted to NEA pursuant to the Series A Preferred Share Purchase Agreement, NEA may appoint up to two Investor Directors to the Company and may remove from office any person so appointed and (subject to such removal) may appoint another person in his place in accordance with this Agreement and the Articles;

(b)                                 for so long as OrbiMed (or its Affiliates) holds not less than sixty-six percent (66%) of the original Series A Preferred Shares allotted to OrbiMed pursuant to the Series A Preferred Share Purchase Agreement, OrbiMed may appoint one Investor Director to the Company, and may remove from office any person so appointed and (subject to such removal) may appoint another person in his place in accordance with this Agreement and the Articles;

(c)                                  any such appointments and removals pursuant to Clauses 5.2(a) and (b) above shall be made by notice in writing served on the Company signed on behalf of the NEA or OrbiMed as the case may be and shall take effect at the time it is served, in accordance with Article 16.4 of the Articles;

(d)                                 the initial Investor Directors appointed by NEA pursuant to Clause 5.2(a) shall be David Mott and Ali Behbahani;

(e)                                  the initial Investor Director appointed by OrbiMed pursuant to Clause 5.2(b) shall be Peter Thompson; and

(f)                                   in the event that NEA or OrbiMed’s ownership of Series A Preferred Shares falls below the foregoing sixty-six percent (66%) threshold, such applicable Investor shall lose the foregoing right to designate its foregoing Investor Directors, and a Preferred Majority will be entitled to appoint such Investor Directors previously appointed by NEA or OrbiMed, as may be applicable in accordance with this Agreement and the Articles.

5.3                               The Board will also include an independent non-executive director with relevant industry expertise who is acceptable to all members of the Board and who is appointed in accordance with Article 18.2 of the Articles. Any such independent nonexecutive director shall be required to remain independent at all times as they remain in office, and for the purpose of this Clause 5.3, “independent” will be considered having regard to the criteria set out in Section 5605(a)(2) of the NASDAQ listing standards, as amended from time to time. The initial Independent Director appointed pursuant to this Clause 5.3, shall be Elliott Sigal.

5.4                               For so long as Fidelity (including its Affiliates) holds not less than sixty-six percent (66%) of the original Series A Preferred Shares allotted to Fidelity pursuant to the Series A Preferred Share Purchase Agreement, Fidelity shall be entitled to appoint one representative to attend Board meetings as an unpaid observer (a “Fidelity Observer”), provided that such person shall not be entitled to vote at the meeting but shall (if permitted from time to time by the Chairman or a majority of the Board) be entitled to speak at the meeting. Any Fidelity Observer shall be entitled to receive notice of each meeting of the Board. Fidelity may also remove any Fidelity Observer and appoint another person in his place. Each such appointment and removal shall be made by notice in writing served on the Company and shall take effect at the time it is served. The initial Fidelity Observer appointed pursuant to this Clause 5.4 shall be Alex Pasteur.

5.5                               If at any time there is a vacancy in the number of directors able to be appointed pursuant to Clauses 5.1 or 5.2, an Ordinary Majority or a Preferred Majority, respectively, shall be entitled for so long as a vacancy in the number of directors able to be appointed pursuant to Clause 5.1 and 5.2, respectively, subsists to appoint one person in respect of each such vacancy to be an unpaid observer who shall have the right to attend and speak at all meetings of the Board and all committees thereof in a non-voting observer capacity (“Observer”). An Ordinary Majority or a Preferred Majority (as applicable) may also remove any person so appointed by an Ordinary Majority or a Preferred Majority, respectively, and appoint another person in his place. Each such appointment and removal shall be made by notice in writing served on the Company and shall take effect at the time it is served.

5.6                               The appointment of any Observer or Fidelity Observer shall be subject to (i) the Board receiving such undertakings and/or assurances as the Board may reasonably request; and (ii) taking any actions reasonably necessary to exclude any Observer or Fidelity Observer in each case as necessary to maintain the confidentiality of confidential information and/or attorney client privilege relating to the Company by the relevant Observer or Fidelity Observer.

5.7                               Any Observer or Fidelity Observer shall be entitled to receive copies of all notices, documents and papers forwarded to Board members in preparation for meetings of the

Board and all committees thereof at least seven days prior to the meeting to which they refer and may share these papers with the party who appointed them.

5.8                               Notwithstanding any of the foregoing to the contrary, the appointment of any additional directors to the Board, not being appointed for the purposes of Clauses 5.1, 5.2 or 5.3, shall require the prior approval in writing of a Preferred Majority.

5.9                               Directors shall be entitled to have reimbursed to them any reasonable expenses incurred by them in the performance of their duties but shall not be entitled to any remuneration without the prior approval in writing of a Preferred Majority.

5.10                        The Company undertakes to the Investors that it shall maintain insurance for its directors against liability incurred by them in the lawful performance of their duties.

5.11                        The Board shall form a compensation committee of the Board which shall be responsible for making recommendations to the Board on all matters concerning the appointment and removal of directors, other than the Existing Investor Directors or Investor Directors, and the pay and benefits of employees (the “Compensation Committee”). The Compensation Committee, which shall have a majority of nonexecutive directors, shall include such members as the Board determines including at least one Investor Director and at least one Existing Investor Director.

5.12                        The Board shall form an audit committee of the Board which shall be responsible for overseeing the annual audit of the Company (the “Audit Committee”). The Audit Committee shall be responsible for:

(a)                                 reviewing the financial statements of the Company and the consolidated financial statements of the Group before publication and ensuring that the principles and policies adopted comply with statutory requirements and with the best practices in accounting standards;

(b)                                 consulting with the external auditors regarding the scope of their work and reviewing with them all material issues arising from the auditors’ management letters;

(c)                                  overseeing the internal control and compliance environment within the Group and ensuring its procedures are adequate and effective; and

(d)                                 recommending to the Board the appointment and level of remuneration of the external auditors.

The Audit Committee, which shall have a majority of non-executive directors, shall include such members as the Board determines including at least one Investor Director and at least one Existing Investor Director.

6.                                      MATTERS REQUIRING CONSENT

6.1                               For so long as any Series A Preferred Shares remain in issue, in addition to any other vote or consent required herein, by another Transaction Document or by law, the Company undertakes to the New Investors (to the extent valid and enforceable at law)

that it shall not without the prior written consent of the Preferred Majority undertake any of the following:

(a)                                 any amendment, alteration or repeal of any provision of the Articles that would adversely affect the preferences, rights, privileges, or powers of the Series A Preferred Shares;

(b)                                 any material change in the nature of the Business of the Group;

(c)                                  any increase in the number of issued Series A Preferred Shares or Ordinary Shares or number of such Shares the Company has agreed to allot pursuant to any option, warrant or other subscription, save where the increase is in connection with a Qualified Public Offering or in connection with the creation, allotment or issue of shares or other securities pursuant to any of this Agreement, the Option Schemes, any securities in issue at the date of this Agreement, or in accordance with Articles 3.2.5, 3.2.6 or 6.10.2;

(d)                                 any authorisation, designation or issuance, whether by reclassification or otherwise, of any new class or series of shares or any other securities convertible into equity securities of the Company ranking on a parity with or senior to the existing Series A Preferred Shares in right of redemption, liquidation preference, voting or dividends;

(e)                                  any repurchase with respect to the Ordinary Shares (excluding Shares repurchased upon termination of an employee or consultant pursuant to a restricted share purchase agreement);

(f)                                   any agreement between the Company and any of its Shareholders (or any Affiliates of any of its Shareholders) regarding a sale, lease, transfer or other acquisition or disposition of material assets by the Company;

(g)                                  any payment or declaration of a dividend on any of the Ordinary Shares or Series A Preferred Shares;

(h)                                 any voluntary dissolution or liquidation of the Company or any reclassification or recapitalisation of the issued share capital of the Company;

(i)                                     any increase or decrease in the maximum number of members of the Board;

(j)                                    any incurrence of borrowings, loans or guarantees for indebtedness in excess of £1,000,000 in aggregate;

(k)                                 any material related party transaction, unless approved by the Board (including a disinterested majority of directors); and

(1)                                 any material variation of, or any waiver of rights under, the Assignment and Exclusive Licence or the GSK Agreement, in each case, which may have an adverse effect to any Group Member’s interest in or rights connected to the Company Intellectual Property.

6.2                               For the purposes of Clause 6.1(k), a “related party transaction” means a transaction that would, if the Company was listed on the official list of the UK Listing Authority, constitute a related party transaction as defined by the Listing Rules of the UK Listing Authority.

6.3                               In the event that (a) a Special Majority determines that the Company should undertake any matter, transaction or other course of action which constitutes a Special Board Matter, or (b) a Special Majority and a Shareholder Majority determine that the Company should undertake any matter, transaction or other course of action which constitutes a Special Shareholder Matter, then in each case the procedures set out in Clause 6.4 shall apply.

6.4                               In relation to any Special Board Matter or Special Shareholder Matter, following determination in accordance with Clause 6.3 that the relevant matter should be undertaken and notification to the Company that the matter should proceed:

(a)                                 the Company shall within 5 Business Days give notice to all its Shareholders of the relevant Special Board Matter and/or Special Shareholder Matter, as may be applicable, which notice shall include details of:

(i)                                     the matter, transaction or course of action which is the subject of the Special Board Matter and/or the Special Shareholder Matter;

(ii)                                  the proposed implementation of the Special Board Matter and/or the Special Shareholder Matter by the Company; and

(iii)                               any consent or approval of the Existing Investors, the New Investors and/or any of its Shareholders required pursuant to this Agreement, or the Articles or otherwise determined by the Board for the Special Board Matter and/or the Special Shareholder Matter to proceed (a “Special Notice”);

(b)                                 each Shareholder undertakes to each of the other Shareholders to take, in relation to the Company, all such steps, do all such acts and things and exercise all voting rights and powers of control available to him to procure that any action that is required of him in any Special Notice is undertaken in the manner and within any period of time requested by the Company in a Special Notice in order to enable the Company fully and effectively to implement the Special Board Matter and/or Special Shareholder Matter as the case may be; and

(c)                                  if any Shareholder fails in any respect to comply with the requirements of any Special Notice, the Company and each of its directors shall be constituted the agent of each such defaulting Shareholder irrevocably authorised by any such Shareholder to do all such acts and things as that defaulting Shareholder was required to do pursuant to the Special Notice in order to enable the Company to fully and effectively implement the matters described in the Special Notice.

6.5                               Notwithstanding any of the foregoing to the contrary, in the event that a Board Majority determines to effect a Listing as a Special Board Matter, the New Investors agree not to unreasonably withhold their vote in favour of such Listing such that a Preferred Majority cannot be achieved pursuant to Clause 6.3.

6.6                               Each Shareholder undertakes to the other Shareholders to use its reasonable endeavours (and to exercise its powers in relation to the Company) to ensure that:

(a)                                 save as provided in Clause 6.6(e), unless otherwise determined by special resolution or in relation to any Exempted Securities, if the Company proposes to allot any New Securities, those New Securities shall not be allotted to any person unless the Company has first offered them to all Major Investors (other than any Major Investor who at that time is required to give a transfer notice in accordance with these Articles or who is deemed to have given a transfer notice under these Articles) on the same terms and conditions and at the same price, as those New Securities are being offered to other persons and otherwise on a pari passu and pro rata basis to the number of Series A Preferred Shares held by the relevant Major Investors (as nearly as possible without involving fractions). Such offer:

(i)                                     shall be in writing, and give details of the number and subscription price of the New Securities and shall stipulate a period during which the offer is open for acceptance which shall be not less than 15 Business Days from the date of such offer; and

(ii)                                  may stipulate that any relevant Major Investor who wishes to subscribe for a number of New Securities in excess of the proportion to which each is entitled shall, in his acceptance, state the number of excess New Securities (“Excess Securities”) for which they wish to subscribe;

(b)                                 any New Securities not accepted by a Major Investor pursuant to the offer made to them in accordance with Clause 6.6(a) shall be used for satisfying any requests for Excess Securities made pursuant to Clause 6.6(a). If there are insufficient Excess Securities to satisfy such requests, the Excess Securities shall be allotted to the applicants pro rata to the number of Shares held by the applicants immediately before the offer was made to each Major Investor in accordance with Clause 6.6(a) (as nearly as possible without involving fractions or increasing the number of Excess Securities allotted to any Major Investor beyond that applied for by him);

(c)                                  if after the allotments have been made pursuant to Clause 6.6 (a) and (b) all of the New Securities have not been allotted, unallocated New Securities shall then be offered to all Shareholders (other than the Major Investors and other than any Shareholder who at that time is required to give a transfer notice in accordance with the Articles or who is deemed to have given a transfer notice under the Articles) on a pari passu and pro rata basis to the number of Shares held by the relevant Shareholder (as nearly as possible without involving fractions). Such offer:

(i)                                     shall be in writing, and give details of the number and subscription price of the New Securities and shall stipulate a period during which the offer is open for acceptance which shall be not less than 15 Business Days from the date of such offer; and

(ii)                                  may stipulate that any relevant Shareholder who wishes to subscribe for a number of New Securities in excess of the proportion to which each is entitled shall, in his acceptance, state the number of excess New Securities (“Further Excess Securities”) for which they wish to subscribe;

(d)                                 any New Securities not accepted by a Shareholder pursuant to the offer made to them in accordance with Clause 6.6(c) shall be used for satisfying any requests for Further Excess Securities made pursuant to Clause 6.6(c). If there are insufficient Further Excess Securities to satisfy such requests, the Further Excess Securities shall be allotted to the applicants pro rata to the number of Shares held by the applicants immediately before the offer was made to each Shareholder in accordance with Clause 6.6(c) (as nearly as possible without involving fractions or increasing the number of Further Excess Securities allotted to any Shareholder beyond that applied for by him). After that allotment, any unallocated New Securities remaining shall be offered to any other person as the directors may determine, at the same price and on the same terms as the offer to the Shareholders; and

(e)                                  the pre-emption provisions contained in Clauses 6.6(a) to (d) shall not apply:

(i)                                     to the allotment of bonus shares on a pari passu and pro rata basis;

(ii)                                  to the grant of options to subscribe for Ordinary Shares pursuant to an Option Scheme or an Option Exchange (and the issue of Ordinary Shares on exercise of options granted pursuant to an Option Scheme or an Option Exchange) provided that the maximum number of Ordinary Shares which would be issued if all options granted pursuant to an Option Scheme or an Option Exchange and remaining capable of being exercised following the relevant grant were exercised in full does not exceed 32,446,000 Ordinary Shares unless otherwise approved by a Special Majority (or such equivalent number of resulting Shares following any consolidation and/or sub division of Ordinary Shares after the date of this Agreement);

(iii)                               to the allotment of Ordinary Shares pursuant to Articles 3.2.5 to 3.2.9;

(iv)                              to the allotment of any Exempted Securities; and

(f)                                   to the allotment of shares issued in connection with a Qualified Public Offering.

6.7                               If required pursuant to clause 4.3 of the Share Exchange Agreement, each Shareholder undertakes to the Company and the other Shareholders to use its reasonable endeavours (and to exercise its powers in relation to the Company) to ensure that the

Company shall adhere to its obligation under clause 4.3 of the Share Exchange Agreement with respect to re-registering in accordance with section 755(3) of the Act.

7.                                      TRANSFERS

7.1                               Any holder of Series A Preferred Shares may freely transfer its rights under this Agreement in connection with any transfer of Shares by it subject to compliance with the Articles and this Agreement. Each Party undertakes with the others not to transfer any interest (whether legal or equitable) in, or rights attaching to, any Shares, except in accordance with the Articles and this Agreement.

7.2                               No Existing Investor may transfer more than five percent (5%) of his Shares in any twelve (12) month period, such period to commence on the date of the first transfer of any Shares provided that this Clause 7.2 shall not apply:

(a)                                 where the Board consents (including the approval of an Investor Director) to the Existing Investor transferring Shares notwithstanding this clause; or

(b)                                 to any transfer of Shares in accordance with Articles 13, 14 or 15.

7.3                               Notwithstanding the Articles, no Party shall transfer any of its Shares to an entity which is not a Party to this Agreement unless, prior to such transfer, the transferee shall have entered into a Deed of Adherence. On receipt of such Deed of Adherence by the Company, and upon completion of the transfer, the transferee shall be deemed for all purposes to be a Party to this Agreement, and to have undertaken and covenanted to comply with the provisions of and to perform all the obligations of this Agreement and to have the benefit of all the covenants and undertakings conferred upon such Party in the capacity to which it shall have adhered to this Agreement.

7.4                               No Party may transfer any Share to any Competitor of the Company otherwise than pursuant to an offer made in accordance with Article 15 of the Articles.

7.5                               The provisions of Clause 7.3 shall apply mutatis mutandis to any issue of Shares to a Person who is not a Party or a nominee of a Party at the date of such issue.

7.6                               Notwithstanding any of the foregoing to the contrary and subject to Clause 7.7 below, nothing above in this Clause 7 shall prohibit any transfers of Shares by a New Investor to an Affiliate (the “Transferee Affiliate”, or for the avoidance of doubt by any Transferee Affiliate to its respective Affiliates) provided that such Transferee Affiliate or any of its respective Affiliates as the case may be agrees to adhere to this Agreement by signing a Deed of Adherence and be bound by the same obligations in respect of the Company as such transferring New Investor.

7.7                               In the event that the Transferee Affiliate shall cease to be an Affiliate (of the New Investor) for the purposes of this Agreement, the Transferee Affiliate shall be required to deliver a Transfer Notice (as defined in the Articles) in respect of such Shares when requested to do so by the Board.

8.                                      RESTRICTIVE COVENANTS

8.1                               Subject to Clause 8.3 and 8.4 below, in order to protect the Group’s legitimate business interests, each of the Existing Investors and the Founder Members undertakes to the Company and to each of the New Investors that he will not, whether directly or indirectly, and whether alone or in conjunction with any other Person and whether as principal, shareholder, director, employee, agent, consultant or otherwise and that he will procure that each of his Associates, holding company or subsidiaries will not (other than on behalf of a Group Member):

(a)                                 at any time during the Restricted Period hold any Material Interest in any business which competes, to any material extent, with any of the Businesses;

(b)                                 at any time during the Restricted Period, seek in any capacity whatsoever any business, orders or custom for any Restricted Products or Restricted Services from any Customer;

(c)                                  at any time during the Restricted Period, accept in any capacity whatsoever orders for any Restricted Products or Restricted Services from any Customer;

(d)                                 at any time during the Restricted Period seek or accept the supply by any Supplier of Restricted Supplies;

(e)                                  at any time before or after the Termination Date, induce or seek to induce by any means involving the disclosure or use of Confidential Business Information any Customer or Supplier to cease dealing with a Group Member or to restrict or vary the terms upon which it deals with the relevant Group Member;

(f)                                   at any time during the Restricted Period be employed or engaged by any Person who at any time during the period of nine months prior to the Termination Date shall have been a Customer for the purpose of carrying out the same kind of work as he shall have performed for that Customer during the period of nine months prior to the Termination Date;

(g)                                  at any time during the Restricted Period endeavour to entice away from the relevant Group Member or knowingly employ or engage the services of or procure or assist any third party so to employ or engage the services of any Person who shall have been an Employee with whom he shall have dealt at any time during the period of nine months prior to the Termination Date;

(h)                                 at any time during the Restricted Period endeavour to entice away from a Group Member or knowingly employ or engage the services of or procure or assist any third party so to employ or engage the services of any Person who shall have been providing consultancy services to the relevant Group Member at any time in the period of nine months immediately prior to the Termination Date and who:

(i)                                     by reason of his engagement as a consultant by such Group Member is likely to be able to assist a business in or intending to be in competition with such Group Member so to compete; or

(ii)                                  by reason of his engagement as a consultant by such Group Member is likely to be in possession of any Confidential Business Information; or

(iii)                               at any time after the Termination Date represents himself or permits himself to be held out by any Person, firm or company as being in any way connected with or interested in the Company other than as a Shareholder.

8.2                               In the interest of clarity and to avoid ambiguity, the New Investors shall not be bound in any way by the undertakings in Clause 8.1

8.3                               Each undertaking contained in Clause 8.1:

(a)                                 shall be construed as a separate undertaking by each of the Existing Investors and if any such undertaking is held to be against the public interest or unlawful or in any way an unreasonable restraint of trade the remaining undertakings shall continue in full force and effect and shall bind each of the Existing Investors; and

(b)                                 is considered by the Existing Investors to be reasonable.

8.4                               It is agreed between the Parties that, in its capacity as an Existing Investor, The University of Oxford shall only be:

(a)                                 bound by Clause 8.1(a) of Clause 8.1 and not by any other sub-clause of Section 8.1 thereof; and

(b)                                 deemed to be in breach of Clause 8.1(a) if it shall have a Material Interest in a company whose business involves use of T cells transduced with biotechnologically engineered T cell receptor genes.

8.5                               Nothing in the undertakings set out in Clause 8.1 shall be deemed to prohibit:

(a)                                 any action in respect of any business or part of any business in which (otherwise than as a result of any breach of any of those undertakings by the Existing Investors) the Company has ceased to be involved prior to any event giving rise to a claim;

(b)                                 a Shareholder from holding, for investment purposes only, securities dealt in on a Recognised Investment Exchange not exceeding three percent (3%) in nominal value of the securities of that class;

(c)                                  a Shareholder from having a Material Interest in Immunocore Limited, or any subsidiary of Immunocore Limited; or

(d)                                 any action which has been approved by the Company in writing with the prior approval of a Preferred Majority.

9.                                      UNDERTAKINGS

9.1                               If required by the Board prior to a Listing, and unless and to the extent not addressed in the employment or consultant agreement of any applicable employee or consultant, the Company shall procure that each Person now or hereafter employed by the Company or by any other Group Member (or engaged by the Company or any other

Group Member as a consultant/independent contractor) shall sign a proprietary information agreement in such form as the Board may require providing that:

(a)                                 he or she is either an employee or consultant of the Company, as the case may be;

(b)                                 he or she will maintain all Confidential Business Information in confidence;

(c)                                  he or she will assign all inventions created by him or her as an employee or consultant during his or her employment or service to the Company; and

(d)                                 he or she will not solicit any employees from the Company either during, or for a period of twelve (12) months after the termination of his or her employment or service to the Company.

9.2                               Unless otherwise approved by the Board, all future employees and consultants of the Company who purchase, or receive options to purchase, or receive awards of Shares of the Company after the date of this Agreement shall be required to execute restricted stock or option agreements in such form as the Board may require, as applicable, providing that:

(a)                                 shares shall vest over a four (4) year period, with the first twenty-five percent (25%) of such shares vesting following twelve (12) months of continued employment or service, and the remaining shares vesting in equal monthly instalments over the following thirty-six (36) months; and

(b)                                 a lock up agreement substantially similar to the requirements of subsection 2.11 of the Investors’ Rights Agreement. In addition, unless otherwise approved by the Board, the Company shall retain the pre-emptive rights pursuant to the Articles on transfers of Shares held by employees or consultants until the Company’s Listing.

9.3                               The Company undertakes that it shall and shall procure that each Group Member shall use its reasonable endeavours to procure that its or their respective directors, officers, managers, employees, independent contractors, representatives or agents shall:

(a)                                 not promise, authorise or make any payment to, or otherwise contribute any item of value to, directly or indirectly, any third party, including any Non-U.S. Official (as such term is defined in the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”)), in each case, in violation of the FCPA, the UK Bribery Act, or any other applicable anti-bribery or anti-corruption law;

(b)                                 cease all of its or their respective activities, as well as remediate any actions taken by the Company, any Group Member, or any of their respective directors, officers, managers, employees, independent contractors, representatives or agents in violation of the FCPA (to the extent the Company is aware of such activities or violations), the UK Bribery Act, or any other applicable anti-bribery or anti-corruption law;

(c)                                  maintain adequate internal controls (including, accounting systems, purchasing systems and billing systems) to ensure compliance with the UK

Bribery Act or any other applicable anti-bribery or anti-corruption law, and shall make reasonable endeavours toward compliance with the FCPA; and

(d)                                 upon request, provide any Investor who so requests with responsive information and/or certifications concerning its compliance with applicable anti-corruption laws.

The Company shall promptly notify each New Investor if the Company becomes aware of any Enforcement Action. The Company shall, and shall cause the other Group Members, whether now in existence or formed in the future, to comply with the FCPA and the UK Bribery Act. The Company shall use reasonable efforts to cause the other Group Members, whether now in existence or formed in the future, to comply in all material respects with all applicable laws.

10.                               REPRESENTATIONS

10.1                        Each of the Existing Investors and the Company severally warrants and represents to each of the New Investors, and each of the New Investors severally warrants and represents to the Existing Investors and to the Company, in respect of itself only and not in respect of any other party that:

(a)                                 it has full capacity and authority to enter into and perform all the terms of this Agreement;

(b)                                 this Agreement (and any other agreement or document entered into by it pursuant to this Agreement) constitutes, or will when executed constitute, valid and binding obligations, enforceable against it in accordance with their respective terms;

(c)                                  the execution of this Agreement (and any other agreement or document entered into by it pursuant to this Agreement) has been duly authorised by all necessary actions on its part; and

(d)                                 no consent, approval, authorisation or order of any court, governmental or local agency or body or any other Person is required by it for the execution, implementation and performance of this Agreement and compliance with the terms of this Agreement does not and will not conflict with, result in the breach of or constitute a default under any agreement, instrument or obligation by which it may be bound or any provision of its constitutional documents.

11.                               CONFIDENTIALITY

11.1                        Each of the Parties (other than the Company) undertakes to the Company and the other Parties to use all reasonable endeavours to keep secret and confidential all Confidential Business Information and not to disclose any such Confidential Business Information to any third party and not to use any such Confidential Business Information itself. This obligation shall not apply to information which:

(a)                                 was known to the disclosing Party before it became a shareholder in the Company, and was not impressed already with any obligation of confidentiality to any of the other Parties;

(b)                                 is or becomes publicly known without the fault of the disclosing Party;

(c)                                  is obtained by the disclosing Party from a third party in circumstances where the disclosing Party has no reason to believe that there has been any breach of an obligation of confidentiality owed to any of the other Parties;

(d)                                 is independently developed by the disclosing Party;

(e)                                  is approved for release in advance and in writing by authorised representatives of all the other Parties; or

(f)                                   the disclosing Party is obliged to disclose by virtue of any law or regulatory requirement.

11.2                        Nothing contained in this Agreement shall prohibit the disclosure of any Confidential Business Information to the extent required to be disclosed:

(a)                                 in connection with any judicial, administration or regulatory investigation, inquiry or proceedings; or

(b)                                 by any applicable law or regulation.

11.3                        The Parties shall use all reasonable endeavours to keep the contents of this Agreement confidential, but may disclose such contents (but (save as required by law or regulation) not the identity of any Investor or the identity of any advisor to any Investor) to the extent necessary in carrying out the Company’s business and in discussion with banks, limited partners, potential investors in the Company and potential senior executives of the Company, provided that in such cases the disclosing Party uses reasonable endeavours to ensure that such disclosure is made under condition of confidentiality.

12.                               ANNOUNCEMENTS

12.1                        Except in accordance with Clause 12.2 or 12.3, the Parties shall not make any public announcement or issue a press release or respond to any enquiry from the press or other media concerning or relating to this Agreement or its subject matter, (including but not limited to the New Investors’ investment in the Company) or any ancillary matter.

12.2                        Notwithstanding Clause 12.1 (and subject to the Wellington Letter), any Party may make or permit to be made an announcement concerning or relating to this Agreement or its subject matter or any ancillary matter with the prior written approval of the Board (such consent not to be unreasonably withheld) or if and to the extent required by:

(a)                                 any applicable law, rule or regulation;

(b)                                 any securities exchange on which such party’s securities are listed or traded; or

(c)                                  any regulatory or governmental or other authority with relevant powers to which such party is subject or submits, whether or not the requirement has the force of law.

13.                               COSTS AND EXPENSES

13.1                        Each Party shall bear their own costs and disbursements incurred in the negotiations leading up to and in the preparation of this Agreement and of matters incidental to this Agreement.

14.                               TERMINATION

14.1                        Subject to Clause 14.2 below and without prejudice to any Party’s accrued rights and obligations under this Agreement:

(a)                                 on a Sale or a Listing on a Recognised Investment Exchange the provisions of this Agreement shall terminate and cease to have any effect; and

(b)                                 when a Shareholder ceases to hold Shares, that Shareholder shall cease to be party to this Agreement (and the definition of “Shareholder” shall no longer include that Person).

14.2                        The provisions of Clause 14.1 shall not apply to Clauses 1, 8, 11, 14.2 and 15.

15.                               GENERAL

15.1                        No Investor shall be deemed to have assumed any obligations to, or a fiduciary relationship with, any other.

15.2                        All covenants and other obligations given or entered into or received by the Investors are given or entered into or received, as the case may be, severally (and not jointly except as otherwise expressly provided by this Agreement).

15.3                        Each Party (other than the Company) undertakes to each other Party to exercise (so far as it is lawfully able) the powers vested in it from time to time as Shareholder, member of the Board, officer or employee (as the case may be) of the Company, such as to procure compliance by the Company with the provisions of this Agreement and the Articles, including the undertakings of the Company set out in Clauses 3, 6 and 9.

15.4                        Each of the Parties shall do, execute and perform all such further deeds, documents, assurances, acts and things as may reasonably be required to give effect to the terms of this Agreement.

15.5                        In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of the Articles then, only as between the Shareholders as regards the way they shall exercise their rights as Shareholders, this Agreement shall prevail.

15.6                        The invalidity or unenforceability of any term of this Agreement, or of any right arising pursuant to this Agreement, shall not affect the remaining terms or rights in any way.

15.7                       Nothing in this Agreement shall create, imply or evidence any partnership between all or any of the Parties or the relationship of principal and agent between any of them.

15.8                        All and any of the provisions of this Agreement may be deleted, varied, supplemented, restated, waived or otherwise changed in any way at any time:

(a)                                 with the agreement in writing of all the Parties to this Agreement; or

(b)                                 as a Special Shareholder Matter with the approval of a Special Majority and a Shareholder Majority pursuant to the procedures set out in Clause 6.4,

and any such deletion, variation, supplement, restatement, waiver or other change shall be binding on all of the Parties hereto. Notwithstanding any of the foregoing to the contrary (i) so long as NEA or its Affiliates maintain the minimum share ownership set forth in Clause 5.2(a), NEA’s right to appoint Investor Directors in accordance with Clause 5.2(a) may not be amended or waived without NEA’s consent, and (ii) so long as OrbiMed or its Affiliates maintain the minimum share ownership set forth in Clause 5.2(b), OrbiMed’s right to appoint an Investor Director in accordance with Clause 5.2(b) may not be amended or waived without OrbiMed’s consent.

15.9                        This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall constitute an original of this Agreement, but all the counterparts shall together constitute the same agreement. No counterpart shall be effective until each party has executed at least one counterpart.

15.10                 This Agreement and any dispute, claim or controversy arising out of or in connection with it or its subject matter (“Dispute”), including regarding its formation, existence, validity, enforceability, performance, interpretation or termination and including non-contractual Disputes, shall be governed by and interpreted in accordance with English law. Each Party irrevocably agrees that the English Courts shall have exclusive jurisdiction to deal with any Dispute which has arisen or may arise out of or in connection with this Agreement.

15.11                 If any one or more Clauses or sub-Clauses of this Agreement would result in this Agreement being prohibited pursuant to any applicable competition, unfair trading or anti-trust laws, then it or they shall be deemed to be omitted. The Parties shall uphold the remainder of this Agreement, and shall negotiate an amendment which, as far as legally possible, maintains the economic balance between the Parties.

15.12                 This Agreement is not transferable, and no Party may purport to assign it (in whole or in part) except in compliance with Clause 7. The Parties to this Agreement do not intend that by virtue of the Contracts (Rights of Third Parties) Act 1999 any of the terms of this Agreement should be enforceable by a Person who is not a Party to it.

15.13                 This Agreement and the other Transaction Documents together represent the whole and only agreement between the Parties in relation to the subject matter of this Agreement and supersede any previous agreement (other than the Wellington Letter and the Fidelity Letter) whether written or oral between all or any of the Parties in relation to that subject matter. Accordingly all other conditions, representations and warranties which could be implied (by law or otherwise) shall not form part of this Agreement.

15.14                 No Party shall have any liability or remedy in tort in respect of any representation, warranty or other statement (other than those contained in this Agreement) being false, inaccurate or incomplete unless it was made fraudulently, wilfully or deliberately.

15.15                 Without prejudice to any other rights, powers, privileges or remedies that the Shareholders may have, each of the Shareholders acknowledge and agree that damages alone would not be an adequate remedy for any breach by any Shareholder of the provisions of Clauses 6.3 and 6.4 of this Agreement and Article 15 of the Articles and that, accordingly, the Shareholders shall be entitled, without proof of special damages, to seek the remedies of injunction, specific performance or other equitable relief for any threatened or actual breach of the terms Clauses 6.3 and 6.4 of this Agreement and Article 15 of the Articles.

15.16                 Each Party acknowledges that in entering into this Agreement and the other Transaction Documents it places no reliance on any representation, warranty or other statement relating to the subject matter of this Agreement or other Transaction Documents (other than those contained in any of those documents).

16.                               NOTICES

16.1                        A notice or other communication given to a Party under or in connection with this Agreement:

(a)                                 shall be in writing and in English or accompanied by a properly prepared translation into English;

(b)                                 shall be signed by or on behalf of the Party giving it;

(c)                                  shall be sent to that Party at the address stated in Schedule 1 (Details of the Company) to this Agreement or to such other address as that Party may have subsequently notified to the other Parties, in accordance with the provisions of this Clause), any such change to take effect five Business Days after the notice is deemed to have been received or, if later, on the date specified in that notice; and

(d)                                 may be:

(i)                                     delivered personally; or

(ii)                                  sent by commercial courier; or

(iii)                               sent by pre-paid recorded delivery requiring signature on delivery; or

(iv)                              sent by airmail requiring signature on delivery.

16.2                        If a notice or other communication has been properly sent or delivered in accordance with this Clause, it will be deemed to have been received as follows:

(a)                                 if delivered personally, at the time of delivery; or

(b)                                 if sent by commercial courier, recorded delivery or airmail on the date and at the time of signature of the courier’s or other relevant delivery receipt.

16.3                        For the purposes of this Clause:

(a)                                 all times are to be read as local time in the place of deemed receipt; and

(b)                                 if deemed receipt under this Clause is not within business hours (meaning 9.00am to 5.30pm Monday to Friday on a day that is not a public holiday in the place of receipt), the notice or other communication shall be deemed to have been received when business next starts in the place of receipt.

16.4                        The provisions of this Clause shall not apply to the service of any proceedings or other documents in any legal action.

16.5                        A notice or other communication required to be given under or in connection with this Agreement shall not be validly given if sent by email.

EXECUTION:

SCHEDULE 1

DETAILS OF THE COMPANY

Name:                                                                                                                                                           ADAPTIMMUNE THERAPEUTICS LIMITED

Registered number:                                                                                       9338148

Registered office:                                                                                                 91 Park Drive

Milton Park

Abingdon

Oxfordshire

OX14 4RY

Date of incorporation:                                                                       3 December 2014

Issued Share Capital:                                                                            £357,211.90 divided into 181,370,100 Ordinary Shares of £0.001 each and 175,841,800 Series A Preferred Shares of £0.001 each

The following Ordinary Shares are held by the following, each being an Existing Investor:

	Number of
Existing Investor Name:	Ordinary Shares:	Address:

J J Noble	9,972,600	Flat 12, Victoria Gardens,
		15 Marston Ferry Road, Oxford,
		OX2 7EF

N J Cross	29,042,800	Lashford House,
		Church Lane, Dry Sandford,
		Abingdon, Oxfordshire,
		OX13 6JP

I M Laing	29,042,800	4 Charlbury Road, Oxford,
		OX2 6UT

B K Jakobsen	4,736,500	Flat 7, Lincombe Lodge, Fox
		Lane, Boars Hill, Oxford
		OX1 5DN

B H Jakobsen	2,512,500	Long Acre, Faringdon Road,
		Frilford Heath, Abingdon,
		Oxfordshire OX13 6QJ

G E S Robinson	29,042,800	20 Campden Hill Square,
		London W8 7JY

Joanne Noble	714,300	38 Beech Croft Road,
		Oxford OX2 7AZ

W T Chown	1,433,700	4 Rawlinson Road, Oxford
		OX2 6UE

N S Blackwell	9,466,800	The Ham, Wantage,
		Oxfordshire
		OX12 9JA

C Blackwell	4,622,200	The Ham, Wantage,
		Oxfordshire
		OX12 9JA

The Trustees of the Nigel Blackwell A&M	8,921,800	The Ham, Wantage,
Trust		Oxfordshire
		OX12 9JA

J Pointer	4,692,000	Heathfield House, Chilworth
		Road, Southampton,
		S016 7JZ

J Knowles	7,067,600	Paradiesstrasse 73, CH4102
		Binningen, Baselland,
		Switzerland

V E Treves	557,600	4 Alwyne Place,
		London
		N1 2NL

Quester Academic GP Limited as General	1,564,000	Smithfield Business Centre,
Partner of the Second Isis College Fund		5 St John’s Lane, London, EC1
Limited Partnership		4BH

The Chancellor, Masters and Scholars of	787,100	University Offices
the University of Oxford		Wellington Square
		Oxford OX1 2JD

Financial Consultants (Jersey) Limited	1,329,500	a/c 91 - Centenary House,
		La Grande Route de St Pierre,
		St Peter, Jersey
		JE3 7AY

Nuframe Limited	1,329,500	Centenary House, La Grande
		Route de St Pierre, St Peter, Jersey
		JE3 7AY

St Catherine’s College in the University of	469,500	Manor Road,
Oxford		Oxford, OX1 3UJ

Peter Lammer	5,272,800	Manor Cottage, Church Lane, Dry
		Sandford, Oxfordshire
		OX13 6JP

Helen Katrina Tayton-Martin	1,815,000	Brock House, Sheepdrove,
		Lambourn, Hungerford, Berks
		RG17 7XA

Immunocore Limited	26,976,700	90 Park Drive, Milton Park,
Abingdon, Oxfordshire,
OX14 4RY

The following Series A Preferred Shares are held by the following, each being a New Investor:

	Number of Series
	A Preferred
New Investor Name:	Shares:	Address:

New Enterprise Associates 14, Limited	59,269,000	c/o New Enterprise Associates
Partnership		1954 Greenspring Drive, Suite 600
		Timonium, MD 21093

NEA Ventures 2014, Limited Partnership	17,000	c/o New Enterprise Associates
		1954 Greenspring Drive, Suite 600
		Timonium, MD 21093

OrbiMed Private Investments V, LP	25,408,300	c/o OrbiMed Advisors, LLC
		601 Lexington Avenue, 54th Floor,
		New York, NY 10022

SMALLCAP World Fund, Inc.	16,938,900	c/o Capital Research and
		Management Company, Attention:
		Erik A, Vayntrub, 333 South Hope
		Street, 33rd Floor, Los Angeles,
		California 90071

Beacon Bioventures Fund III Limited	13,551,100	c/o Fidelity Biosciences
Partnership		One Main Street, 13th Floor
		Cambridge, MA 02142

Ridgeback Capital Management LP	11,857,200	75 Ninth Avenue, 5th Floor
		New York, NY 10011

Foresite Capital Fund II, LP	8,469,400	101 California St., Suite 4100
		San Francisco, CA 94111

Novo A/S	8,469,400	Novo A/S
		Tuborg Havnevej 19
		DK-2900 Hellerup
		Denmark

Salthill Investors (Bermuda) L.P.	3,447,900	c/o Wellington Management
		Company, LLP, 280 Congress
		Street, 31st F1.
		Boston MA 02210

Salthill Partners, L.P.	5,021,500	c/o Wellington Management
		Company, LLP, 280 Congress

		Street, 31st F1.
		Boston MA 02210

Bryan White	1,124,000	601 Union Street, 56th Floor
		Seattle, WA 98103

QVT Fund V LP	2,973,800	c/o QVT Financial LP
		1177 Avenue of the Americas, 9th
		Floor
		New York, NY 10036

QVT Fund IV LP	502,100	c/o QVT Financial LP
		1177 Avenue of the Americas, 9th
		Floor
		New York, NY 10036

Quintessence Fund L.P.	386,100	c/o QVT Financial LP
		1177 Avenue of the Americas, 9th
		Floor
		New York, NY 10036

Fourth Avenue Capital Partners LP	3,483,400	c/o QVT Financial LP
		1177 Avenue of the Americas, 9th
		Floor
		New York, NY 10036

Rock Springs Capital Master Fund LP	3,387,800	650 S. Exeter Street
		Suite 1070
		Baltimore, MD 21202

venBio Select Fund LLC	3,387,800	120 West 45th Street
		Suite 2802
		New York, NY 10036

Merlin Nexus IV, LP	1,693,900	424 West 33rd Street, Suite 330
		New York, NY 10001

The Chancellor, Masters and Scholars of	2,811,300	University Offices, Wellington
the University of Oxford		Square
		Oxford OX1 2JD

St Catherine’s College in the University of	1,693,900	Manor Road, Oxford OX1 3UJ
Oxford

Financial Consultants (Jersey) Limited	1,693,900	a/c 91 - Centenary House, La
		Grande Route
		de St Pierre, St Peter, Jersey
		JE3 7AY

Sigal Family Investments, LLC	254,100	32 Brearly Road, Princeton,
NJ 08540

Directors:                                          Jonathan Knowles, James Julian Noble, David Mott, Ali Behbahani, Peter Thompson, Elliot Sigal and Ian Laing

Secretary: Margaret Henry

SCHEDULE 2

DEED OF ADHERENCE

THIS DEED is dated [•] and made between:

PARTY:                                                  [•] of [•] (the “New Party”)

BACKGROUND:

(A)                               On [•] 20[•], a shareholders agreement (the “Shareholders Agreement”) was entered into between (1) [insert name], (2) [insert name], (3) [•] Limited, (4) [•] Limited, (5) Adaptimmune Therapeutics Limited (the “Company”) and others.

[For a transfer of shares to a New Party:]

[(B)                           [•] (the “Transferor”) is [an original party] [a party by virtue of a deed of adherence dated [•]] to the Shareholders Agreement.

(C)                               The Transferor has agreed to sell and transfer to the New Party [insert number and type of shares] in the capital of the Company subject to the New Party entering into this Deed of Adherence.]

[For an allotment of shares to a New Party:]

[(B)                           The Company has agreed to issue and allot to the New Party [insert number and type of shares] in the capital of the Company subject to the New Party entering into this Deed of Adherence.]

[(C)/

(D)]                           The New Party wishes to [purchase and accept the transfer of] [subscribe for] those shares subject to that condition and, pursuant to the Shareholders Agreement, to enter into this Deed of Adherence in favour of those Persons whose names and addresses are set out in the Schedule (the “Continuing Parties”).

THIS DEED WITNESSES THAT:

1.                                      DEFINITIONS

Words and expressions used but not defined in this Deed shall (unless the context otherwise requires) have the meaning given in the Shareholders Agreement.

2.                                      PERFORMANCE OF OBLIGATIONS AND ASSUMPTION OF RIGHTS UNDER SHAREHOLDERS AGREEMENT

In the event of and with effect from the New Party being registered as a member of the Company:

(a)                                 the New Party undertakes to and covenants with the Continuing Parties to comply with the provisions of and to perform all the obligations in the Shareholders Agreement so far as they become due to be observed and performed on or after the date of this Deed as if the New Party had been an original party to the Shareholders Agreement and had been referred to in it as one of the Investors; and

(b)                                 the New Party shall become a Shareholder [and the Transferor shall cease to be a Shareholder] and the New Party shall have the benefit of the provisions of the Shareholders Agreement as if the New Party had been an original party to it and had been referred to in it as one of the Investors and the Shareholders Agreement shall be construed and apply accordingly;

3.                                      NOTICES

For the purposes of clause 16 of the Shareholders Agreement, the New Party’s initial details for service of notice shall be as follows:

Address:

Marked for the Attention of:

[•]

4.                                      GOVERNING LAW

The provisions of clauses 15.9 (Counterparts) and 15.10 (Governing law and jurisdiction) of the Shareholders Agreement shall apply to this Deed mutatis mutandis.

EXECUTION:

The parties have shown their acceptance of the terms of this Deed by executing it as a deed at the end of the Schedule.

SCHEDULE TO DEED OF ADHERENCE

CONTINUING PARTIES

Name	Address

SCHEDULE 3

WORKED EXAMPLES

		Ratchet & Issuance Illustrative Scenarios
			Financing 1: 1 Month Post Close		Financing 2: 13 Months Post Close		QIPO 24 Months		QIPO 36 Months
		Pre Ratchet and issuance	10M Placement	Post Ratchet and Antidilution	10M placement	Post Ratchet and Antidilution	Pre QIPO	Pro Forma for Ratchet	Pre QIPO	Pro Forma for Ratchet
SIP	Subscription Price	£35.57	£35.57		£35.57

ESC	Number of Equity Shares in issue plus the aggregate number of shares in respect of which options to subscribe have been granted, or which are subject to convertible securities	3,672,696	3,672,696	3,965,580	3,965,580	4,293,530	4,258,222	4,846,103	4,258,222	6,023,630

	Size of Qualifying Issue		£10,000,000		£10,000,000

QISP	Lowest per share price of the New Securities issued pursuant to the Qualifying Issue		£34.57		£34.57

NS	Number of New Securities issued pursuant to the Qualifying Issue		289,268		289,268

WA	Weighted Average per share price		£35.50		£35.50

Z	Number of Series A Preferred Shares held by the Series A Investor	1,758,418	1,758,418		1,762,034		1,765,408		1,765,408

N	Number of Anti-Dilution Shares to be issued to the Series A Investors		3,616		3,374

	Total Ordinary Share Equivalents held by Series A investors			1,762,034		1,800,716		2,353,289		3,530,816

	Number of Series A-1 Shares held by Series A-1 Investors	n/a	289,268		289,268		289,268		289,268

	Number of Series A-2 Shares held by Series A-2 Investors	n/a	—		289,268		289,268		289,268

	Series A Investor Ownership	47.88%		44.43%		41.94%		48.56%		58.62%

	Series A-1 Investor Ownership	n/a		7.29%		6.74%		5.97%		4.80%

	Series A-2 Investor Ownership	n/a		0.00%		6.74%		5.97%		4.80%

Note: For simplicity of illustration, assumes no anti-dilution or ratcheting rights to the Series A-1 or Series A-2 shareholders.

Note: For our starting ESC figure, see the Capitalization section of the purchase agreement (section 2.2). The figure consists of the following: 1,813,701 ordinary shares + 1,758,418 preferred slates + 100,577 options to purchase ordinary shares

		Ratchet Impact
	Pre Ratchet	Ratchet @ 24 Months; During Adjustment Period	Ratchet @ 36 Months

Number of Series A Preferred Shares held by the Exercising Investor	1,758,418	1,758,418	1,758,418

Then effective Conversion Rate	1.0x	1.0x	1.0x

Multiplier	1.0x	1.3x	2.0x

Applicable Conversion Rate	1.0x	1.3x	2.0x

Total Ordinary Share equivalents held by Series A investors	1,758,418	2,343,971	3,516,836

IN WITNESS whereof this Agreement has been executed as a Deed by the Parties or their duly authorised representatives:

SIGNED as a deed by IAN MICHAEL LAING )	/s/ Ian Michael Laing
under a power of attorney dated 13)
February 2015, as attorney for JAMES )
NOBLE in the presence of:

Witness’s signature:	/s/ M. Henry

Witness’s name	MARGARET HENRY
(in capitals):

Witness’s address:	64 THE PHELPS
KIDLINGTON
OXON OX5 1SU

Shareholders’ Agreement Signature Page

SIGNED as a deed by IAN MICHAEL LAING	)	/s/ Ian Michael Laing
under a power of attorney	)
dated 16 February 2015, as attorney	)
for NICHOLAS JOHN CROSS in the	)
presence of :	)

Witness’s signature :		/s/ M. Henry

Witness’s name		MARGARET HENRY
(in capitals):

Witness’s address:		64 THE PHELPS
KIDLINGTON
OXON OX5 1SU

Shareholders’ Agreement Signature Page

SIGNED as a deed by IAN MICHAEL )	/s/ Ian Michael Laing
LAING in the presence of: )
)

Witness’s signature:	/s/ M. Henry

Witness’s name	MARGARET HENRY
(in capitals):

Witness’s address:	64 THE PHELPS
KIDLINGTON
OXON OX5 1SU

Shareholders’ Agreement Signature Page

SIGNED as a deed by IAN MICHAEL LAING )	/s/ Ian Michael Laing
under a power of attorney dated 18)
February 2015, as attorney for BENT )
KARSTEN JAKOBSEN in the presence
of:

Witness’s signature:	/s/ M. Henry

Witness’s name	MARGARET HENRY
(in capitals):

Witness’s address:	64 THE PHELPS
KIDLINGTON
OXON OX5 1SU

Shareholders’ Agreement Signature Page

SIGNED as a deed by IAN MICHAEL LAING )	/s/ Ian Michael Laing
under a power of attorney dated 18)
February 2015, as attorney for BENTE )
HELKJAER JAKOBSEN in the presence )
of:

Witness’s signature:	/s/ M. Henry

Witness’s name	MARGARET HENRY
(in capitals):

Witness’s address:	64 THE PHELPS
KIDLINGTON
OXON OX5 1SU

Shareholders’ Agreement Signature Page

SIGNED as a deed by IAN MICHAEL LAING )	/s/ Ian Michael Laing
under a power of attorney dated 13)
February 2015, as attorney for GEORGE )
EDWARD SILVANUS ROBINSON in the )
presence of:

Witness’s signature:	/s/ M. Henry

Witness’s name	MARGARET HENRY
(in capitals):

Witness’s address:	64 THE PHELPS
KIDLINGTON
OXON OX5 1SU

Shareholders’ Agreement Signature Page

SIGNED as a deed by IAN MICHAEL LAING )	/s/ Ian Michael Laing
under a power of attorney dated 16)
February 2015, as attorney for JOANNE )
NOBLE in the presence of:

Witness’s signature:	/s/ M. Henry

Witness’s name	MARGARET HENRY
(in capitals):

Witness’s address:	64 THE PHELPS
KIDLINGTON
OXON OX5 1SU

Shareholders’ Agreement Signature Page

SIGNED as a deed by IAN MICHAEL LAING )	/s/ Ian Michael Laing
under a power of attorney dated 17)
February 2015, as attorney for WILLIAM )
THOMAS CHOWN in the presence of )

Witness’s signature:	/s/ M. Henry

Witness’s name	MARGARET HENRY
(in capitals):

Witness’s address:	64 THE PHELPS
KIDLINGTON
OXON OX5 1SU

Shareholders’ Agreement Signature Page

SIGNED as a deed by IAN MICHAEL LAING	)
under a power of attorney dated 13)		/s/ Ian Michael Laing
February 2015, as attorney for NIGEL	)
STIRLING BLACKWELL in the presence	)
of:

Witness’s signature:		/s/ M. Henry

Witness’s name		MARGARET HENRY
(in capitals):

Witness’s address:		64 THE PHELPS
KIDLINGTON
OXON OX5 1SU

Shareholders’ Agreement Signature Page

SIGNED as a deed by IAN MICHAEL LAING	)
under a power of attorney dated 17)		/s/ Ian Michael Laing
February 2015, as attorney for Nigel	)
Stirling Blackwell, Nigel Roots and Jane	)
Mary Maitland as trustees for the NIGEL	)
BLACKWELL A&M TRUST in the	)
presence of:

Witness’s signature:		/s/ M. Henry

Witness’s name		MARGARET HENRY
(in capitals):

Witness’s address:		64 THE PHELPS
KIDLINGTON
OXON OX5 1SU

Shareholders’ Agreement Signature Page

SIGNED as a deed by IAN MICHAEL LAING	)
under a power of attorney dated 13)		/s/ Ian Michael Laing
February 2015, as attorney for	)
CHRISTINA BLACKWELL in the	)
presence of:

Witness’s signature:		/s/ M. Henry

Witness’s name		MARGARET HENRY
(in capitals):

Witness’s address:		64 THE PHELPS
KIDLINGTON
OXON OX5 1SU

Shareholders’ Agreement Signature Page

SIGNED as a deed by IAN MICHAEL LAING	)
under a power of attorney dated 16)		/s/ Ian Michael Laing
February 2015, as attorney for JANED	)
POINTER in the presence of:

Witness’s signature:		/s/ M. Henry

Witness’s name		MARGARET HENRY
(in capitals):

Witness’s address:		64 THE PHELPS
KIDLINGTON
OXON OX5 1SU

Shareholders’ Agreement Signature Page

SIGNED as a deed by IAN MICHAEL LAING	)
under a power of attorney dated 15)		/s/ Ian Michael Laing
February 2015, as attorney for	)
JONATHAN KNOWLES in the presence	)
of:

Witness’s signature:		/s/ M. Henry

Witness’s name		MARGARET HENRY
(in capitals):

Witness’s address:		64 THE PHELPS
KIDLINGTON
OXON OX5 1SU

Shareholders’ Agreement Signature Page

SIGNED as a deed by IAN MICHAEL LAING	)
under a power of attorney dated 16)		/s/ Ian Michael Laing
February 2015, as attorney for VANNI	)
EMMANUELE TREVES in the presence	)
of:

Witness’s signature:		/s/ M. Henry

Witness’s name		MARGARET HENRY
(in capitals):

Witness’s address:		64 THE PHELPS
KIDLINGTON
OXON OX5 1SU

Shareholders’ Agreement Signature Page

SIGNED as a deed by IAN MICHAEL LAING	)
under a power of attorney dated 20)		/s/ Ian Michael Laing
February 2015, duly authorised for and on	)
behalf of Quester Academic G.P. Limited	)
as general partner of the SECOND ISIS	)
COLLEGE FUND LIMITED	)
PARTNERSHIP in the presence of:

Witness’s signature:		/s/ M. Henry

Witness’s name		MARGARET HENRY
(in capitals):

Witness’s address:		64 THE PHELPS
KIDLINGTON
OXON OX5 1SU

Shareholders’ Agreement Signature Page

EXECUTED AS A DEED by affixing	)
the COMMON SEAL of THE	)
CHANCELLOR MASTERS AND	)
SCHOLARS OF THE UNIVERSITY	)
OF OXFORD in the presence of:-)

/s/ Ms E. Rampton
Deputy University Secretary
MS E. RAMPTON

Shareholders’ Agreement Signature Page

SIGNED as a deed by IAN MICHAEL LAING	)
under a power of attorney dated 16)		/s/ Ian Michael Laing
February 2015, duly authorised for and on	)
behalf of FINANCIAL CONSULTANTS	)
(JERSEY) LIMITED in the presence of:	)

Witness’s signature:		/s/ M. Henry

Witness’s name		MARGARET HENRY
(in capitals):

Witness’s address:		64 THE PHELPS
KIDLINGTON
OXON OX5 1SU

Shareholders’ Agreement Signature Page

SIGNED as a deed by IAN MICHAEL LAING	)
under a power of attorney dated 16)		/s/ Ian Michael Laing
February 2015, duly authorised for and on	)
behalf of NUFRAME LIMITED in the	)
presence of:

Witness’s signature:		/s/ M. Henry

Witness’s name		MARGARET HENRY
(in capitals):

Witness’s address:		64 THE PHELPS
KIDLINGTON
OXON OX5 1SU

Shareholders’ Agreement Signature Page

SIGNED as a deed by IAN MICHAEL LAING	)
under power of attorney dated 13)		/s/ Ian Michael Laing
February 2015, duly authorised for and on	)
behalf of ST CATHERINE’S COLLEGE in	)
the UNIVERSITY OF OXFORD in the	)
presence of:

Witness’s signature:		/s/ M. Henry

Witness’s name		MARGARET HENRY
(in capitals):

Witness’s address:		64 THE PHELPS
KIDLINGTON
OXON OX5 1SU

Shareholders’ Agreement Signature Page

SIGNED as a deed by IAN MICHAEL LAING	)
under a power of attorney dated 17)		/s/ Ian Michael Laing
February 2015, as attorney for PETER	)
LAMMER in the presence of:

Witness’s signature:		/s/ M. Henry

Witness’s name		MARGARET HENRY
(in capitals):

Witness’s address:		64 THE PHELPS
KIDLINGTON
OXON OX5 1SU

Shareholders’ Agreement Signature Page

SIGNED as a deed by IAN MICHAEL LAING	)
under a power of attorney dated 19)		/s/ Ian Michael Laing
February 2015, as attorney for HELEN	)
KATRINA TAYTON-MARTIN in the	)
presence of:

Witness’s signature:		/s/ M. Henry

Witness’s name		MARGARET HENRY
(in capitals):

Witness’s address:		64 THE PHELPS
KIDLINGTON
OXON OX5 1SU

Shareholders’ Agreement Signature Page

SIGNED as a deed by IAN MICHAEL LAING	)
under power of attorney dated 16)		/s/ Ian Michael Laing
February 2015, duly authorised for and on	)
behalf of IMMUNOCORE LIMITED in	)
the presence of:

Witness’s signature:		/s/ M. Henry

Witness’s name		MARGARET HENRY
(in capitals):

Witness’s address:		64 THE PHELPS
KIDLINGTON
OXON OX5 1SU

Shareholders’ Agreement Signature Page

SIGNED as a deed by IAN MICHAEL LAING	)
Director, and Margaret Henry, Secretary,	)	/s/ Ian Michael Laing
duly authorised for and on behalf of	)
ADAPTIMMUNE THERAPEUTICS	)
LIMITED:	)

/s/ M. Henry

Shareholders’ Agreement Signature Page

SIGNED as a deed by IAN MICHAEL LAING	)
Director, and Margaret Henry, Secretary,	)	/s/ Ian Michael Laing
duly authorised for and on behalf of	)
ADAPTIMMUNE LIMITED:	)

/s/ M. Henry

Shareholders’ Agreement Signature Page

New Enterprise Associates 14, Limited Partnership

By: NEA Partners 14, Limited Partnership, its

General Partner

Signed as a deed

By: NEA 14 GP, LTD, its General Partner

By:	/s/ Louis Citron
Name:	Louis Citron
Title:	Chief Legal Officer

NEA Ventures 2014, Limited Partnership, its General Partner

By:	/s/ Louis Citron
Name:	Louis Citron
Title:	Vice President

Shareholders’ Agreement Signature Page

OrbiMed Private Investments V, LP

By: OrbiMed Capital GP V LLC, its General Partner

By: OrbiMed Advisors LLC, its Managing Member

Signed as a deed

By:	/s/ Carl Gordon
Name:	Carl Gordon
Title:	Member

Shareholders’ Agreement Signature Page

SMALLCAP World Fund, Inc.

Signed as a deed

By: Capital Research and Management Company,

for and on behalf of SMALLCAP World Fund, Inc.,

as beneficial holder, and Clipperbay & Co. (HG22),

as nominee for SMALLCAP World Fund, Inc.

By:	/s/ Walter R. Burkley

Name:	Walter R. Burkley

Title:	Authorized Signatory

Shareholders’ Agreement Signature Page

Beacon Bioventures Fund III Limited Partnership

Signed as a deed

By: Beacon Bioventures Advisors Fund III Limited Partnership,

its General Partner

By: Impresa Management LLC,

its General Partner

By:	/s/ Mary Bevelock Pendergast
Name:	Mary Bevelock Pendergast
Title:	Vice President

Shareholders’ Agreement Signature Page

Ridgeback Capital Management LP

Signed as a deed

By:	/s/ Christian Sheldon

Name:	Christian Sheldon

Title:	C.T.O

Shareholders’ Agreement Signature Page

Foresite Capital Fund II, L. P.
By: Foresite Capital Management II, LLC,
Its: General Partner

Signed as a deed

By:	/s/ Dennis D. Ryan
Nam:	Dennis D. Ryan
Title:	CFO

Shareholders’ Agreement Signature Page

Novo A/S

Signed as a deed

By:	/s/ Thomas Dyrberg
Name:	Thomas Dyrberg
Title:	Senior Partner

Novo A/S

Tuborg Havnevej 19

DK-2900 Hellerup

Denmark

Shareholders’ Agreement Signature Page

Salthill Investors (Bermuda) L.P.

Signed as a deed
By: Wellington Management Company LLP
as its investment adviser

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Managing Director and Counsel

Salthill Partners, L.P.

Signed as a deed
By: Wellington Management Company LLP
as investment adviser

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Managing Director and Counsel

Shareholders’ Agreement Signature Page

Fourth Avenue Capital Partners LP,
by its general partner,
Fourth Avenue Capital Partners GP LLC

Signed as a deed

By:	/s/ Tracy Fu
Name:	Tracy Fu
Title:	Managing Member

Shareholders’ Agreement Signature Page

QVT Fund V LP,
by its general partner,
QVT Associates GP LLC

Signed as a deed

By:	/s/ Tracy Fu
Name:	Tracy Fu
Title:	Managing Member

Shareholders’ Agreement Signature Page

SIGNED as a deed by BRYAN WHITE in	)	/s/ Debra Rother
the presence of: Debra Rother	)

Witness’s signature:	/s/ Debra Rother

Witness’s name DEBRA ROTHER

(in capitals):

Witness’s address:

601 Union Street, 56th Floor

Seattle, WA 98101

Shareholders’ Agreement Signature Page

Quintessence Fund L.P.,
by its general partner,
QVT Associates GP LLC

Signed as a deed

By:	/s/ Tracy Fu
Name:	Tracy Fu
Title:	Managing Member

Shareholders’ Agreement Signature Page

QVT Fund IV LP,
by its general partner,
QVT Associates GP LLC

Signed as a deed

By: :	/s/ Tracy Fu
Name:	Tracy Fu
Title:	Managing Member

Shareholders’ Agreement Signature Page

Rock Springs Capital Master Fund LP

By: Rock Springs GP LLC
Its: General Partner

Signed as a deed

By:	/s/ Kris Jenner
Name:	Kris Jenner
Title:	Managing Director (Member)

Shareholders’ Agreement Signature Page

venBio Select Fund LLC

Signed as a deed

By:	/s/ Scott Epstein
Name:	Scott Epstein
Title:	CFO & CCO, venBio Select Fund LLC

Shareholders’ Agreement Signature Page

Merlin Nexus IV, LP

Signed as a deed

By:	/s/ Alberto Bianchinotti

Name:	Alberto Bianchinotti

Title:	CFO

Shareholders’ Agreement Signature Page

Sigal Family Investments, LLC
Elliott Sigal, Manager
Signed as a deed

By:	/s/ Elliott Sigal
Name:	Elliott Sigal
Title:	Manager

Shareholders’ Agreement Signature Page